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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 6, 2005
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                                CENVEO, INC.
           (Exact name of registrant as specified in its charter)

           COLORADO                      1-12551                 4-1250533
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)

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                          8310 S. VALLEY HWY. #400
                                ENGLEWOOD, CO
                  (Address of principal executive offices)

                                    80112
                                 (Zip Code)

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     Registrant's telephone number, including area code: (303) 790-8023

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                               NOT APPLICABLE
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 6, 2005, Cenveo, Inc. ("Cenveo") entered into an Employment Separation Agreement and General Release with Paul V. Reilly, then-Chairman, President and Chief Executive Officer of Cenveo (the "Separation Agreement"). A copy of the Separation Agreement, which is incorporated by reference in this Item 1.01 in its entirety and made a part of this Item 1.01, is filed as Exhibit 10 to this report.

         Under the terms of the Separation Agreement, Mr. Reilly agreed to resign from all offices and positions he held or may hold with Cenveo and any other business or entities owned or controlled by Cenveo, including his positions as President and Chief Executive Officer of Cenveo, but not his position as a director of Cenveo. Pursuant to the Separation Agreement, Mr. Reilly submitted a resignation letter to the Board of Directors, which resignation shall be effective upon its acceptance by the Board of Directors (such date of acceptance, the "Termination Date"). Cenveo and Mr. Reilly agreed in the Separation Agreement that, until the Termination Date, Mr. Reilly shall remain in all positions he currently holds with Cenveo and any and all other businesses or entities owned or controlled directly or indirectly by Cenveo.

         The Separation Agreement provides that Mr. Reilly shall be entitled to receive the payments and benefits he would have received pursuant to the Employment and Executive Severance Agreement dated March 10, 2003 between Mr. Reilly and Cenveo (the "Employment and Executive Severance Agreement") as if Cenveo had terminated Mr. Reilly's employment without cause as of January 6, 2005, except as otherwise provided in the Separation Agreement (collectively, the "Severance Benefits"). (A copy of the Employment and Executive Severance Agreement was filed as Exhibit 10.26 to Cenveo's Form 10-K for the fiscal year ended December 31, 2002, which was filed with the Securities and Exchange Commission on March 21, 2003.) Cenveo and Mr. Reilly stipulated and agreed that the Severance Benefits are as set forth in the Separation Agreement, which are summarized as follows:

         (1)      severance pay of $2,446,200;

         (2) the pro-rata share of Mr. Reilly's target bonus for 2005 based upon the proportion that the number of complete months in 2005 prior to the Termination Date bears to the complete calendar year, multiplied by two (2);
                                          ---------- --

         (3) twenty-four (24) months of premiums for COBRA coverage or other medical or dental coverage; and

         (4)      certain outplacement and accounting assistance.

         Under the terms of the Employment and Executive Severance Agreement, the Severance Benefits will be paid to Mr. Reilly in one lump sum within ninety (90) days after the Termination Date or in a manner and at such later time as specified by Mr. Reilly, provided that all such payments must be made no later than the second anniversary of the Termination Date.


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         Mr. Reilly granted to Cenveo a general release. Under the terms of the Employment and Executive Severance Agreement and the Separation Agreement, through the second anniversary of the Termination Date, Mr. Reilly is not permitted to directly or indirectly engage in competition with Cenveo by taking certain specified actions nor directly or indirectly solicit or recruit, or attempt to solicit or recruit, or hire, or attempt to hire, any Cenveo employee or certain former Cenveo employees.

         Mr. Reilly will continue to serve as a director and as President and Chief Executive Officer of Cenveo until the Board of Directors accepts his resignation. Until such time, Mr. Reilly will continue to perform the functions and duties of such offices, and will assist the Board of Directors in its search for a successor.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On January 6, 2005, Paul V. Reilly, Chairman, President and Chief Executive Officer of Cenveo informed the Board of Directors of his intention to resign. At the request of the Board of Directors, Mr. Reilly has agreed to remain in his current positions of President and Chief Executive Officer and assist the Board in its search for a successor president and chief executive officer on the terms and conditions set forth in a Separation Agreement, which was executed by Mr. Reilly and Cenveo on January 6, 2005, a copy of which is attached as Exhibit 10 to this report. Although Mr. Reilly will continue as a director of Cenveo, the Board appointed Susan O. Rheney as interim Chairman effective immediately. A copy of the related press release issued by Cenveo on January 7, 2005, which is incorporated by reference in this Item 5.02 in its entirety and made a part of this Item 5.02, is filed as Exhibit 99 to this report.

         Ms. Rheney, 45, was a principal at the Sterling Group, the investment firm that formed Mail-Well, Inc., Cenveo's predecessor, and was involved in the formation and initial operations of the company. Ms. Rheney served on the board from Cenveo's formation until 1997 and rejoined the board in February, 2003. Ms. Rheney is a member of Cenveo's audit committee and governance and nominating committee.

         The Board will form a committee to conduct an executive search for a successor president and chief executive officer.





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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         Exhibit Number    Description of Exhibit
         --------------    ----------------------

               10 Employment and Separation Agreement and General Release entered into as of January 6, 2005 between Cenveo, Inc. and Paul V. Reilly.

               99 Press release, dated January 7, 2005, issued by Cenveo, Inc. announcing the resignation of Paul
                           V. Reilly, Chairman, President and Chief
                           Executive Officer of Cenveo, Inc.







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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENVEO, INC.

                                        By: /s/ Mark L. Zoeller
                                            -----------------------------------
                                            Mark L. Zoeller
                                            Vice President, General Counsel
                                            and Secretary

Date: January 10, 2005





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